UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 13, 2004



                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


New York                             0-50237                  11-3680128
--------------------------------------------------------------------------------
(State or other jurisdiction      Commission File    IRS Employer Identification
 of incorporation)                  Number                       No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices



Registrant's telephone number: 718-979-1100



                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c. Exhibits - Press Release dated July 13, 2004 of VSB Bancorp, Inc. describing the results of operations for the quarter and six months ended June 30, 2004 is annexed as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 13, 2004, VSB Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended June 30, 2004 of $489,308 or diluted earnings per share of $0.33, and for the six months ended June 20, 2004 of $988,478 or diluted earnings per share of $0.67. The Company's return on average assets and average equity was 1.04% and 16.68%, respectively, for the quarter ended June 30, 2004. This information and the accompanying press release were disseminated on July 13, 2004 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for earnings releases by searching the SEC's EDGAR database.

     For additional information, see annexed Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2004


                                            VSB Bancorp, Inc.

                                            By: /s/ RAFFAELE M. BRANCA
                                                --------------------------------
                                                Raffaele M. Branca
                                                Executive Vice President and CFO


INDEX TO EXHIBITS

Exhibit No.           Description

   99.1 Press Release reporting results of operations for the quarter and six months ended June 30, 2004.